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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2003

                               HARTFORD LIFE, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         001-12749              06-1470915
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

      200 Hopmeadow Street
      Simsbury, Connecticut                                  06089
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      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:      (860) 547-5000
                                                         --------------

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Item 9. Regulation FD Disclosure.

On September 17, 2003, Hartford Life Insurance K.K., a Japanese subsidiary of Hartford Life, Inc. ("Hartford Japan"), will issue a press release that will report variable annuity sales of 39.1 billion yen (U.S. $326 million) in July 2003 and 41.1 billion yen (U.S. $346 million) in August 2003. In addition, Hartford Japan will report that its variable annuity assets as of August 31, 2003 were 473.3 billion yen (U.S. $4.06 billion).

As provided in General Instruction B.2 of Form 8-K, the information contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HARTFORD LIFE, INC.


Date: September 16, 2003  By: /s/ Ernest M. McNeill, Jr.
                              --------------------------------------------------
                              Name:  Ernest M. McNeill, Jr.
                              Title: Vice President and Chief Accounting Officer